                                                                    EXHIBIT 10.2


                              AMENDED AND RESTATED
                     MOLECULAR INSIGHT PHARMACEUTICALS, INC.
                           2006 EQUITY INCENTIVE PLAN

                         NONQUALIFIED STOCK OPTION AWARD

[Name]
[Address]

Dear _____________________:

You have been granted an option (the "OPTION") to purchase shares of common stock of Molecular Insight Pharmaceuticals, Inc. (the "COMPANY") under the Amended and Restated Molecular Insight Pharmaceuticals, Inc. 2006 Equity Incentive Plan (the "PLAN") with the following terms and conditions:


Grant Date:                __________, 20___

Type of Option:            Nonqualified Stock Option

Number of Option Shares:   __________________

Exercise Price per Share:  U.S. $_____________

Expiration:                Close of business at the Company headquarters on the
                           tenth (10th) anniversary of the Grant Date, subject to earlier termination as described under "Termination of Employment or Service Arrangement."

Vesting: One Hundred percent (100%) of your Option will vest in accordance with the following schedule, provided you are continuously employed by, or continuously provide services to, the Company or an Affiliate until the applicable vesting date: 1

                              Percent of
                             Option Vested      Vesting Date
                             -------------      ------------
                           25%                 1st anniversary of the Grant Date
                           An additional 25% 2nd anniversary of the Grant Date An additional 25% 3rd anniversary of the Grant Date An additional 25% 4th anniversary of the Grant Date

                           [_____ PERCENT (__%) OF YOUR OPTION WILL VEST ON ACHIEVEMENT OF PERFORMANCE GOALS AS SPECIFIED IN SCHEDULE A TO THIS STOCK


-----------------------
1 Nonqualified stock options granted to Non-Employee Directors under automatic granting provisions under the Plan become exercisable in full on and after the first anniversary of the date of grant.



                                       OPTION AWARD, PROVIDED YOU ARE
                                       CONTINUOUSLY EMPLOYED BY, OR CONTINUOUSLY
                                       PROVIDE SERVICES TO, THE COMPANY OR AN
                                       AFFILIATE UNTIL THE PERFORMANCE
                                       GOALS ARE ACHIEVED.] 2

                                       Upon termination of your employment or
                                       service arrangement with the Company
                                       and its Affiliates for any other reason
                                       (other than for Cause), the unvested
                                       portion of your Option will terminate on the date of such termination.

                                       In the event of a Change of Control of
                                       the Company, your Option will be
                                       treated as provided in Section 14(c) of
                                       the Plan.

Manner of Exercise:                    You may exercise your Option only to the
                                       extent vested and only if the Option
                                       has not terminated. To exercise your
                                       Option, you must complete the "Notice
                                       of Stock Option Exercise" form provided
                                       by the Company and return it to the
                                       address indicated on the form. Your form
                                       must specify how many shares you
                                       wish to purchase and will explain how you
                                       must satisfy the exercise price and
                                       withholding taxes due, if any, upon
                                       exercise. The form will be effective
                                       when it is received by the Company.

                                       If someone else wants to exercise your
                                       Option after your death, that person
                                       must contact the Company and prove to the Company's satisfaction that he or she is entitled to do so. Your ability to exercise the Option may be restricted by the Company if required by applicable law, any Company policy or any agreement between the Company and its underwriters.

Termination of Employment or Service   If your employment or service arrangement
Arrangement:                           terminates your Option will terminate on
                                       the close of business at the Company
                                       headquarters as follows: 3

                                       -        If your employment or service
                                                arrangement terminates as a
                                                result of death or Disability
                                                (at a time when your employment
                                                or service arrangement could not
                                                have been terminated for Cause),
                                                the vested portion of your
                                                Option will terminate ninety
                                                (90) calendar days after the
                                                date of the termination.

                                       -        If your employment terminates as
                                                a result of your Retirement, the
                                                vested portion of your Option
                                                will terminate ninety (90)
                                                calendar days after the date of
                                                your termination of employment.

-----------------------
2 If a milestone provision is included, the vesting percentage subject to four equal annual installments needs to be proportionally reduced.

3. Nonqualified stock options granted to a Non-Employee Director under automatic granting provisions under the Plan terminate ninety (90) calendar days after such Non-Employee Director ceases to be a director of the Company for any reason, including as a result of the Non-Employee Director's death, disability or retirement.



                                       -        If your employment or service
                                                arrangement terminates for any
                                                other reason (other than for
                                                Cause, as described below), the
                                                vested portion of your Option
                                                will terminate ninety (90)
                                                calendar days after the date of
                                                the termination.

                                       If your employment or service arrangement is terminated for Cause, your entire Option (whether vested or nonvested) is terminated immediately. In addition, if you have submitted a notice of exercise that has not yet been processed and your employment or service arrangement is terminated for Cause, your notice of exercise will be rescinded and your exercise price will be returned to you.

Transferability:                       You may not transfer or assign your
                                       Option for any reason, other than under
                                       your will or as required by intestate
                                       laws. Any attempted transfer or
                                       assignment in violation of this provision
                                       will be null and void. During your
                                       lifetime, only you (or your guardian or
                                       legal representative if approved by
                                       the Company in the event of your
                                       incapacity) are entitled to exercise the
                                       Option.

Restrictions on Resale:                By accepting the Option, you agree not to
                                       sell any Shares acquired under the
                                       Option at a time when applicable laws,
                                       Company policies or an agreement
                                       between the Company and its underwriters
                                       prohibit a sale.

Miscellaneous:                         -        This Stock Option Award may be
                                                amended only by written consent
                                                signed by you and the Company,
                                                except to the extent the
                                                amendment is not to your
                                                detriment or the Committee deems
                                                it necessary to comply
                                                with any applicable law or
                                                listing requirement of any
                                                principal securities exchange or
                                                market on which the Company's
                                                common stock is then traded, or
                                                to preserve favorable accounting
                                                treatment of the Option for the
                                                Company.

                                       -        As a condition of the granting
                                                of the Option, you agree, for
                                                yourself and your legal
                                                representatives or guardians,
                                                that this Stock Option Award
                                                shall be interpreted by the
                                                Committee and that any
                                                interpretation by the Committee
                                                of the terms of this Stock
                                                Option Award and any
                                                determination made by the
                                                Committee pursuant to this Stock
                                                Option Award shall be final,
                                                binding and conclusive.







                                       -        This Stock Option Award may be
                                                executed in counterparts.



The Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Stock Option Award can be found in the Plan.


                                         MOLECULAR INSIGHT PHARMACEUTICALS, INC.


                                         By:
                                            ------------------------------------
                                              Authorized Officer



                              OPTIONEE'S ACCEPTANCE

BY SIGNING BELOW AND ACCEPTING THIS STOCK OPTION AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN, AND YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN IN ITS ENTIRETY AND THE SUMMARY OF THE PLAN, WHICH CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MEETS THE REQUIREMENTS OF
SECTION 10(a) OF SAID ACT.



                                         ---------------------------------------
                                         Optionee Signature
                                         Print Name:
                                                    ----------------------------